UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

THREE LIONS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43469	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Prospect Street

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Tel: 917-822-8328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and one-half of one warrant	TLACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50	TLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2026, the registration statement on Form S-1 (File No. 333-297177) relating to the initial public offering (the “Offering”) of Three Lions Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective (the “Registration Statement”) by the Securities and Exchange Commission (“SEC”).

On September 2, 2026, the Company consummated the Offering of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one warrant (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share at $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. EarlyBirdCapital, Inc. (“EBC”), the underwriter of the IPO, has been granted a 45-day option to purchase up to an additional 1,500,000 units at the initial public offering price to cover over-allotments, if any.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated August 31, 2026, between the Company and EBC, as the underwriter, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Warrant Agreement, dated August 31, 2026, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Letter Agreement, dated August 31, 2026, by and among the Company, the Sponsor, directors, officers, and certain securityholders, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated August 31, 2026, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Registration Rights Agreement, dated August 31, 2026, among the Company, the Sponsor, EBC, and certain securityholders, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Private Placement Units Purchase Agreement, dated August 31, 2026, between the Company and the Sponsor (as defined below), a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Private Placement Units Purchase Agreement, dated August 31, 2026, between the Company and EBC, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference;

•

Indemnity Agreements, each dated August 31, 2026, between the Company and each officer and director of the Company, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference;

•

An Administrative Services Agreement, dated August 31, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Share Escrow Agreement, dated August 31, 2026, by and among the Company, Sponsor, Continental, and certain security holders, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference; and

•

A Business Combination Marketing Agreement, dated August 31, 2026, between the Company and EBC, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference; and

•

A Form of Subscription Letter Agreement, dated August 31, 2026, between the Company and certain security holders, a copy of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On September 2, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 400,000 units (the “Private Placement Units”) to Three Lions Sponsor, LLC, the sponsor of the Company’s IPO (the “Sponsor”), EBC, and certain third-party investors, at a price of $10.00 per Private Placement Unit, generating gross proceeds of $4,000,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that the Private Placement Units are subject to certain transfer restrictions described in the Registration Statement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 31, 2026, the following individuals were appointed to the board of directors of the Company: Jeffrey G. Brock, Jeffrey A. Dunham and Jameson Culp. Accordingly, effective as of August 31, 2026, the Company’s board of directors is comprised of the following individuals: Berke Bakay, Harry Brandler, Jeffrey G. Brock, Jeffrey A. Dunham and Jameson Culp. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On August 31, 2026, the Company entered into the Indemnity Agreements with each of Messrs. Bakay, Brandler, Brock, Dunham and Culp, as well as with Mr. Brett Johnson, the Company’s Chief Executive Officer, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.6 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 31, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to 200,000,000 Ordinary Shares, and up to 1,000,000 preference shares par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

A total of $100,500,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of all of the Ordinary Shares included in the Units sold in the Offering (“public shares”) if the Company is unable to complete its initial business combination within 21 months from the closing of the Offering or such later time as the shareholders of the Company may approve in accordance with the Amended Articles, subject to applicable law, and (c) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Amended Articles (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 21 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On August 31, 2026, the Company issued a press release announcing the pricing of the Offering, and on September 2, 2026, the Company issued a press release announcing the closing of the Offering, copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 31, 2026, between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated August 31, 2026.

4.1	Warrant Agreement, dated August 31, 2026, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated August 31, 2026, between the Company and EBC.

10.2	Investment Management Trust Agreement, dated August 31, 2026, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated August 31, 2026, between the Company, Three Lions Sponsor, LLC, EBC, and certain securityholders.

10.4	Private Placement Units Purchase Agreement, dated August 31, 2026, between the Company and Three Lions Sponsor, LLC.

10.5	Private Placement Units Purchase Agreement, dated August 31, 2026, between the Company and EarlyBirdCapital, Inc.

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.8 to the Registrant’s Form S-1/A (File No. 333-297177), filed with the SEC on August 21, 2026).

10.7	Administrative Services Agreement, dated August 31, 2026, between the Company and the Sponsor.

10.8	Share Escrow Agreement, dated August 31, 2026, by and among the Company, Sponsor, Continental, and certain security holders.

10.9	Business Combination Marketing Agreement, dated August 31, 2026, between the Company and EBC.

10.10	Form of Subscription Letter Agreement with third-party investors (incorporated by reference to Exhibit 10.13 to the Registrant’s Form S-1/A (File No. 333-297177), filed with the SEC on August 21, 2026).

99.1	Press Release, dated August 31, 2026.

99.2	Press Release, dated September 2, 2026.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Three Lions Acquisition Corp.

Date: September 4, 2026	By:	/s/ Harry Brandler
	Name:	Harry Brandler
	Title:	Chief Financial Officer

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